EXHIBIT 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Hythiam, Inc. (the Company) for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard A. Anderson, President and Chief Operating Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD A. ANDERSON	April 13, 2010
Richard A. Anderson	Date
President and Chief Operating Officer